Exhibit 24

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Patrick M. Walsh and J. Scott Enright, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Communications Corporation and Emmis Operating Company on Form 10-K/A under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 2009, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.

Dated: October 6, 2009	/s/ Lawrence B. Sorrel
Lawrence B. Sorrel

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Patrick M. Walsh and J. Scott Enright, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Communications Corporation and Emmis Operating Company on Form 10-K/A under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 2009, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.

Dated: October 8, 2009	/s/ Richard A. Leventhal
Richard A. Leventhal

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Patrick M. Walsh and J. Scott Enright, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Communications Corporation and Emmis Operating Company on Form 10-K/A under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 2009, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.

Dated: October 7, 2009	/s/ Peter A. Lund
Peter A. Lund

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Patrick M. Walsh and J. Scott Enright, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Communications Corporation and Emmis Operating Company on Form 10-K/A under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 2009, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.

Dated: October 6, 2009	/s/ Greg A. Nathanson
Greg A. Nathanson

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Patrick M. Walsh and J. Scott Enright, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Communications Corporation and Emmis Operating Company on Form 10-K/A under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 2009, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.

Dated: October 6, 2009	/s/ Gary L. Kaseff
Gary L. Kaseff